                                                                    EXHIBIT 10.6


                                                                  EXECUTION COPY

                          THE WILLIAMS COMPANIES, INC.
                           MULTIYEAR CREDIT AGREEMENT

                                    AMENDMENT
                           Dated as of March 28, 2903

                  This AMENDMENT, dated as of March 28, 2003 (this "Agreement"), under the First Amended and Restated Credit Agreement dated October 31, 2002, as modified by the Consent and Waiver dated as of January 22, 2003 (such agreement, as amended or otherwise modified, being referred to herein as the "Credit Agreement"), among The Williams Companies, Inc., a Delaware corporation ('TWC"), Northwest Pipeline Corporation, a Delaware corporation (t4WP"), Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL"), and Texas Gas Transmission Corporation, a Delaware corporation ('TGT"); TWC, NWP, TGPL and TGT each a 'Borrower" and collectively, the 'Borrowers"), the financial institutions and other Persons from time to time party thereto (the "Banks"), JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Commerzbank AG, as Co- Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citicorp USA, Inc., as agent (the "Agent"). Capitalized terms used without definition in this Agreement shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers intend to consummate those certain asset dispositions as described on Schedule I attached hereto (the "Asset Dispositions");

                  WHEREAS, the Borrowers have requested that the Banks agree to
(i) amend the Credit Agreement to permit the Asset Dispositions and provide certain amendments to the Credit Agreement in connection with the Asset Dispositions and (ii) amend the requirements of the Credit Agreement with respect to the security interest to be granted in the Refinery located in Alaska on terms and conditions as set forth herein (the "Alaska Security Interest")

                  WHEREAS, the Banks are willing to grant the requests of the Borrowers and agree to provide certain amendments to the Credit Agreement as hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. Amendment of Credit Agreement. Subject to the occurrence of the Effective Date, the Credit Agreement is amended as follows:

                  (i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in proper alphabetical order:

                  '''Amendment Asset Disposition' means those asset dispositions described in items 19 through 26 in Schedule VII hereto."

                  (ii) Section 2.04(c) of the Credit Agreement IS hereby amended by:

                  (a) inserting the words "any Amendment Asset Disposition," after the words in the parenthetical of clause (iii) thereof "(other than the Refineries in Alaska and Memphis and the assets related thereto,"; and

                  (b)      deleting the word "of' at the beginning of clause
(iv) thereof, inserting the word "of' at the end of clause (iv) thereof and by adding to the end thereof a new clause (v):

                           "(v) any Amendment Asset Disposition";

                  (iii) Section 2.04(c)(B) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (3) thereof, inserting the word "and" at the end of clause (4) thereof and by adding to the end thereof a new clause (5):

                  "(5) 70% of any Net Cash Proceeds arising from an asset disposition referred to in clause (v) above shall be held in the Collateral Account (as defined in the Collateral Trust Agreement) by the Collateral Trustee as Collateral Account Collateral (as defined in the Collateral Trust Agreement), and the balance of the Net Cash Proceeds from such Asset Dispositions shall be retained by TWC or its Subsidiaries. Notwithstanding anything in the Collateral Trust Agreement or this Agreement to the contrary, TWC shall not be permitted to deliver a Release Notice (as defined in the Collateral Trust Agreement) with respect to the release of any Net Cash Proceeds deposited into the Collateral Account pursuant to this clause (B)(5) without obtaining the prior written consent of all of the Banks.";

                  (iv) Section 5 .02(b)(i) of the Credit Agreement is deleted in its entirety and replaced with the following new Section 5 .02(b)(i):

                  "(i) In the case of TWC, permit the ratio of (A) the aggregate amount of Consolidated Debt of TWC and its Consolidated Subsidiaries to (B) the sum of the Consolidated Net Worth of TWC plus the aggregate amount of Consolidated Debt of TWC and its Consolidated Subsidiaries to exceed at any time (x) on or before December 30, 2002, 0.70 to 1.00, (y) after December 30, 2002 and on or before June 30, 2003, 0.68 to 1.00 and (z) after June 30, 2003, 0.65 to 1.00.";

                  (v) Schedule VII of the Credit Agreement is amended by inserting Schedule 1 hereto in proper numerical order after item 17 therein;

                  (vi) Schedule X of the Credit Agreement is deleted in its entirety and replaced with Schedule X hereto; and

                  (vii) Section 5.01(e) of the Credit Agreement, is amended with respect to the Refinery (and the assets related thereto) in Alaska to limit the Borrowers' obligation to cause an Acceptable Security Interest to be granted thereover to: (a) Liens already granted and (b) Liens covering the Alaska refinery facility operated by Williams Alaska Petroleum, Inc. in North Pole, Alaska including the land leased from The State of Alaska, Department of Natural Resources, Division of Mining, Lands & Water, Northern Regional Office ('DNR") pursuant to that certain lease agreement #ADL50824 between The State of Alaska, Department of Natural Resources, Division of Lands (predecessor-in- interest to the DNR) and the Energy Company of Alaska (predecessor- in-interest to Williams Alaska Petroleum, Inc.), dated October 22, 1970, as amended by that certain Amendment to Lease Agreement #ADL50824 by the DNR, dated December 1, 1998, and as may otherwise be amended, modified or replaced. Except as is expressly noted in the preceding sentence, the terms and conditions set out in Section 5.01(e) of the Credit Agreement shall remain in full force and effect.

                  SECTION 2. Conditions to Effectiveness. The provisions of
Section 1 of this Agreement shall become effective as of the date first above written (the "Effective Date") when, and only when, the Agent shall have received confirmation of each of the following, each in form and substance satisfactory to the Agent:

                  (i) Execution of Counterparts. The Agent shall have received counterparts of this Agreement duly executed by each of the Borrowers and the Banks party hereto. For the avoidance of doubt, subject to the satisfaction of the other conditions in this Section 3, receipt by the Agent of executed counterparts of this Agreement by (a) the Majority Banks, for Section 1(iv), (vi) and (vii) of this Agreement and the TGT Asset Disposition (as defined in Schedule 1 hereto) and (b) all Banks for Section 1(i) through (iii) and (v) (except with regard to the TGT Asset Disposition) shall be sufficient consent in accordance with the provisions of Section 8.01 of the Credit Agreement.

                  (ii) Payment of Fees and Expenses. The Agent shall have determined that an amendment fee of 0.125% of the Commitment of each approving Majority Bank hereto that delivers a duly executed counterpart of this Agreement by no later than 5:00 pm (New York time) March 28, 2003, and all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Effective Date, including all fees of the Collateral Trustee and the Agent and their respective counsel, shall have been paid in full by the Borrowers.

                  (iii) No Default. No Default shall have occurred and be continuing, other than a Default that shall be cured by the effectiveness hereof.

                 (iv) Payment of Advances. Solely with respect to the TGT Asset Disposition (as defined on Schedule 1 hereto), the Agent shall have received confirmation that all principal, interest and all other outstanding amounts of any Advance to TUT shall have been repaid in full.

                  SECTION 3. Confirmation of Representations and Warranties. Each of the Borrowers hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Agreement, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

                  SECTION 4. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the "Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Agreement.

                  (b) On and after the TGT Asset Disposition, (i) each reference in any provision, schedule or exhibit ,in the Credit Agreement to "TGT" and "Texas Gas Transmission Corporation" shall be removed therefrom,
         (ii) any provision, schedule or exhibit in the Credit Agreement, to the extent such provision, schedule or exhibit, applies or relates to "TGT" or "Texas Gas Transmission Corporation", shall be of no applicability or effect and (iii) the obligations of the Banks to make Advances to TGT and the Banks' Commitments to TGT shall terminate.

                  (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the transaction documents, nor constitute a waiver of any provision of any of the transaction documents.

                  SECTION 5. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part OF the Credit Agreement.

                  SECTION 7. Entire Agreement; Modification This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                              [Signatures follow.]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    CITICORP USA, INC., as Agent and as Bank

                                    By: /s/ Todd J. Mogil
                                        ----------------------------------------
                                    Name:   Todd J. Mogil
                                    Title:  Vice President

                                    JP MORGAN CHASE BANK,
                                    As Co-Syndication Agent and as Bank

                                    By: /s/ Robert W. Traband
                                        ----------------------------------------
                                    Name:   Robert W. Traband
                                    Title:  Vice President

                                    COMMERZBANK AG,
                                    As Co-Syndication Agent and as Bank

                                    By: /s/ Harry P Yergey
                                        ----------------------------------------
                                    Name:   Harry P. Yergey
                                    Title:  Senior Vice President & Manager

                                    By: /s/ Brian J. Campbell
                                        ----------------------------------------
                                    Name:   Brian J. Campbell
                                    Title:  Senior Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    As Documentation Agent and as Bank

                                    By: /s/ Olivier Audemard
                                        ----------------------------------------
                                    Name:   Olivier Audemard
                                    Title:  Senior Vice President

                                    THE BANK OF NOVA SCOTIA, as Bank

                                    By: /s/ M. D. Smith
                                        ----------------------------------------
                                    Name:   M. D. Smith
                                    Title:  Agent

                                    BANK OF AMERICA, N.A., as Bank

                                    By: /s/ Claire M. Liu
                                        ----------------------------------------
                                    Name:   Claire M. Liu
                                    Title:  Managing Director

                                    BANK ONE, N.A. (Main Office - Chicago) as
                                    Bank

                                    By: /s/ Brett Hatchett
                                        ----------------------------------------
                                    Name:   Brett Hatchett
                                    Title:  Vice President

                                    NATIONAL WESTMINSTER BANK PLC,
                                    As Bank

                                    By: /s/ Charles Greer
                                        ----------------------------------------
                                    Name:   Charles Greer
                                    Title:  Senior Vice President

                                    ABN AMRO BANK, N.V., as Bank

                                    By: /s/ Jamie Conn
                                        ----------------------------------------
                                    Name:   Jamie Conn
                                    Title:  Group Vice President

                                    By: /s/ Frank R. Russo, Jr.
                                        ----------------------------------------
                                    Name:   Frank R. Russo, Jr.
                                    Title:  Group Vice President

                                    BANK OF MONTREAL, as Bank

                                    By: /s/ MaryLee Latta
                                        ----------------------------------------
                                    Name:   MaryLee Latta
                                    Title:  Director

                                    THE BANK OF NEW YORK, as Bank

                                    By: /s/ Lizanne T. Eberle
                                        ----------------------------------------
                                    Name:   Lizanne T. Eberle
                                    Title:  Vice President

                                    BARCLAYS BANK PLC, as Bank

                                    By: /s/ Nicholas A. Bell
                                        ----------------------------------------
                                    Name:   Nicholas A. Bell
                                    Title:  Director
                                            Loan Transaction Management

                                    CIBC INC., as Bank

                                    By: /s/ Mercedes M. Arango
                                        ----------------------------------------
                                    Name:   Mercedes M. Arango
                                    Title:  Executive Director

                                    CREDIT SUISSEE FIRST BOSTON, as Bank

                                    By: /s/ James P. Morgan
                                        ----------------------------------------
                                    Name:   James P. Morgan
                                    Title:  Director

                                    By: /s/ Ian W. Halitt
                                        ----------------------------------------
                                    Name:   Ian W. Halitt
                                    Title:  Associate

                                    ROYAL BANK OF CANADA, as Bank

                                    By: /s/ Peter Barnes
                                        ----------------------------------------
                                    Name:   Peter Barnes
                                    Title:  Senior Manager

                                    THE BANK OF TOKYO MITSUBISHI, LTD.,
                                    HOUSTON AGENCY, as Bank

                                    By: /s/ K. Glasscock
                                        ----------------------------------------
                                    Name:   K. Glasscock
                                    Title:  VP & Manager

                                    By: /s/ J. Fort
                                        ----------------------------------------
                                    Name:   J. Fort
                                    Title:  Vice President

                                    FLEET NATIONAL BANK
                                    (f/k/a BANK BOSTON, N.A.), as Bank

                                    By: /s/ Matthew M. Speh
                                        ----------------------------------------
                                    Name:   Matthew M. Speh
                                    Title:  Authorized Officer

                                    SOCIETE GENERALE, Southwest Agency, as
                                    Bank

                                    By: /s/ J. Douglas McMurrey, Jr.
                                        ----------------------------------------
                                    Name:   J. Douglas McMurrey, Jr.
                                    Title:  Managing Director

                                    TORONTO DOMINION (TEXAS), INC., as
                                    Bank

                                    By: /s/ Jill Hall
                                        ----------------------------------------
                                    Name:   Jill Hall
                                    Title:  Vice President

                                    UBS AG, STAMFORD BRANCH, as Bank

                                    By: /s/ Kelly Smith
                                        ----------------------------------------
                                    Name:   Kelly Smith
                                    Title:  Recovery Management

                                    By: /s/ David J. Kalal
                                       -----------------------------------------
                                    Name:   David J. Kalal
                                    Title:  Recovery Management

                                    WELLS FARGO BANK TEXAS, N.A.,
                                    as Bank

                                    By: /s/ J. Alan Alexander
                                        ----------------------------------------
                                    Name:   J. Alan Alexander
                                    Title:  Vice President

                                    WESTLB AG, NEW YORK BRANCH,
                                    as Bank

                                    By: /s/ Salvatore Battinelli
                                        ----------------------------------------
                                    Name:   Salvatore Battinelli
                                    Title:  Managing Director
                                            Credit Department

                                    By: /s/ Duncan M. Robertson
                                        ----------------------------------------
                                    Name:   Duncan M. Robertson
                                    Title:  Director

                                    CREDIT AGRICOLE INDOSUEZ, as Bank

                                    By: /s/ Michael R. Quiray
                                        ----------------------------------------
                                    Name:   Michael R. Quiray
                                    Title:  Vice President

                                    By: /s/ Michael D. Willis
                                        ----------------------------------------
                                    Name:   Michael D. Willis
                                    Title:  Vice President

                                    SUNTRUST BANK, as Bank

                                    By: /s/ J. Scott Deviney
                                        ----------------------------------------
                                    Name:   J. Scott Deviney
                                    Title:  Vice President

                                    ARAB BANKING CORPORATION (B.S.C.),
                                    As Bank

                                    By: /s/ Robert J. Ivosevich
                                        ----------------------------------------
                                    Name:   Robert J. Ivosevich
                                    Title:  Deputy General Manager

                                    By: /s/ Barbara C. Sanderson
                                        ----------------------------------------
                                    Name:   Barbara C. Sanderson
                                    Title:  VP Head of Credit

                                  BANK OF CHINA                  NEW YORK BRANCH

                                 March 20, 2003

CONFIDENTIAL

Via Telecopier (302) 894-6120

Citicorp USA, Inc.
399 Park Avenue
New York, New York 10043

Attention:   The Williams Companies, Inc. Account Officer

         Re: Amendment, dated as of March 28, 2003 (the "Amendment"), under the
             First Amended and Restated Credit Agreement, dated as of October 31, 2002, as modified by the Consent and Waiver dated as of January 22, 2003 (as so modified, the "Credit Agreement"), among The Williams Companies, Inc., Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation, and Texas Gas Transmission Corporation, as Borrowers, the Banks named therein, JPMorgan Chase Bank, and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citicorp USA, Inc., as Agent

Ladies and Gentlemen:

                  We have notified you that, first, we do not believe we have an obligation to make Advances under the Credit Agreement and, second, the Amendment cannot be adopted without our consent. Since, at this time, we continue to believe that we have no obligation to fund Advances under the Credit Agreement given the material adverse changes at The Williams Companies, Inc. and, moreover, since we do not consent to the Credit Agreement, we will not execute and deliver the proposed Amendment as presented to us at this time.

                 Nonetheless, we are aware of the Borrowers' and our position as to the need to obtain the releases and to amend the Credit Agreement to permit the transactions contemplated by the Amendment. Therefore, reserving our rights and positions set our prior notices to the Agent, we hereby agree and consent to those pc Amendment that would not otherwise become effective unless our agreement received.

                                    Very truly yours,

                                    BANK OF CHINA

                                    By: /s/ William Warren Smith
                                        ----------------------------------------
                                    Name:   William Warren Smith
                                    Title:  Chief Loan Officer

cc:      BY MAIL AND TELECOPIER (7I3-654-2849)
         Citicorp North America, Inc.
         1200 Smith Street, Suite 2000
         Houston Texas  77002
         Attention:   The Williams Companies, Inc., Account Officer

                                    BANK OF OKLAHOMA, N.A., as Bank

                                    By: /s/ Robert A. Mattax
                                        ----------------------------------------
                                    Name:   Robert A. Mattax
                                    Title:  Senior Vice President

                                    BNP PARIBAS, HOUSTON AGENCY, as Bank

                                    By: /s/ Larry Robinson
                                        ----------------------------------------
                                    Name:   Larry Robinson
                                    Title:  Director

                                    By: /s/ Mark A. Cox
                                        ----------------------------------------
                                    Name:   Mark A. Cox
                                    Title:  Director

                                    DZ BANK AG DEUTSCHE ZENTRAL-
                                    GENOSSENSCHAFTSBANK, NEW YORK
                                    BRANCH, as Bank

                                    By: /s/ William A. Klun
                                        ----------------------------------------
                                    Name:   William A. Klun
                                    Title:  Vice President

                                    By: /s/ Nancy J. O'Conner
                                        ----------------------------------------
                                    Name:   Nancy J. O'Conner
                                    Title:  Vice President

                                    KBC BANK N.V., as Bank

                                    By: /s/ Michael V. Curran
                                        ----------------------------------------
                                    Name:   Michael V. Curran
                                    Title:  Vice President

                                    By: /s/ Eric Raskin
                                        ----------------------------------------
                                    Name:   Eric Raskin
                                    Title:  Vice President

                                    MIZUHO CORPORATION BANK, LIMITED, NEW
                                    YORK BRANCH, as Bank

                                    By: /s/ Noel Purcell
                                        ----------------------------------------
                                    Name:   Noel Purcell
                                    Title:  SVP & Department Head

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, as Bank

                                    By: /s/ David E. Humphreys
                                        ----------------------------------------
                                    Name:   David E. Humphreys
                                    Title:  Vice President

                                    COMMERCE BANK, N.A., as Bank

                                    By: /s/ Joseph McCaddon
                                        ----------------------------------------
                                    Name:   Joseph McCaddon
                                    Title:  Senior Vice President

                                 March 28, 2003

CONFIDENTIAL

Via Telecopier (302) 894-6120

Citicorp USA, Inc.
399 Park Avenue
New York, New York 10043

Attention: The Williams Companies, Inc. Account Officer

         Re: Amendment, dated as of March 28, 2003 (the "Amendment"), under the First Amended and Restated Credit Agreement dated October 31, 2002, as modified by the Consent and Waiver dated as of January 22, 2003, among The Williams Companies, Inc., Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation, and Texas Gas Transmission Corporation, as Borrowers, the Banks named therein, JPMorgan Chase Bank, and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citicorp USA, Inc., as Agent (the "Credit Agreement")

Ladies and Gentlemen:

                We have notified you that, first, we do not believe we have an obligation at this time to make Advances to The Williams Companies, Inc. under the predecessor to the Credit Agreement given the material adverse changes at The Williams Companies, Inc. and, second, we did not execute and deliver the Credit Agreement Nonetheless, we are aware of the Borrowers' and your position as to the need to obtain the releases described in the Amendment in order (i) to amend the Credit Agreement to permit the asset dispositions as contemplated by the Amendment; and (ii) to amend the Credit Agreement to permit the other modifications contemplated by the Amendment. Therefore, reserving our rights and positions set forth in our prior notices to the Agent, we hereby consent to those provisions of the Amendment that would not otherwise become effective unless our consent is received.

                                    Very truly yours,

                                    RZB FINANCE, LLC

                                    By: /s/ John A. Valiska
                                        ----------------------------------------
                                    Name:   John A. Valiska
                                    Title:  Group Vice President

                                    By: /s/ Elisabeth Hirst
                                        ----------------------------------------
                                    Name:   Elisabeth Hirst
                                    Title:  Assistant Vice President

Cc:      BY MAIL AND TELECOPIER (713-654-2849)
         Citicorp North America, Inc.
         1200 Smith Street, Suite 2000
         Houston, Texas 77002
         Attention:  The Williams Companies, Inc., Account Officer

                                    SUMITOMO MITSUI BANKING
                                    CORPORATION, as Bank

                                    By: /s/ Leo E. Pagarigan
                                        ----------------------------------------
                                    Name:   Leo E. Pagarigan
                                    Title:  Senior Vice President

Acknowledged and Agreed:

THE WILLIAMS COMPANIES, INC.

By: /s/ James G. Ivey
    --------------------------------
Name:   James G. Ivey
Title:

TEXAS GAS TRANSMISSION CORPORATION

By: /s/ James G. Ivey
   --------------------------------------------------
Name:   James G. Ivey
Title:

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By: /s/ James G. Ivey
    --------------------------------------------------
Name:   James G. Ivey
Title:

NORTHWEST PIEPLIE CORPORATION

By: /s/ James G. Ivey
    --------------------------------------------------
Name:   James G. Ivey
Title:

                                   SCHEDULE I

                               ASSET DISPOSITIONS

18. Texas Gas Transmission Corporation

    - Equity Interests and assets of Texas Gas Transmission Corporation (the "TGT Asset Disposition')

19. MLP (Collateral)

    - Equity Interests and assets of Williams GP LLC, WEG GP, LLC and the MLP including, notwithstanding item 16 of Schedule VII, the Class B Units in the MLP

20. Liquid Pipelines (Collateral)

    -    Equity Interests and assets of Rio Grande Pipeline Company

    -    Equity Interests and assets of West Texas LPG Pipeline Limited
         Partnership

    -    Equity Interests and assets of Tn-States NGL Pipeline, L.L.C.

    -    Equity Interests and assets of WJLPRISE Pipeline Company, L.L.C.

21. North High Island Package (Collateral)

         Black Marlin Pipeline System

    -    Equity Interests and assets of Black Marlin Pipeline Company

    -    High Island A-5 Gathering Lateral

         North High Island

    -    High Island 199 Gathering Lateral

    -    High Island 169 to 109 Gathering Lateral and the platform at High
         Island 157

    -    HI-BOL Pipeline extending approximately from HI-Block A-22 to HI-Block
         98

    -    West Cameron 61 Gathering Lateral

    Cameron Meadows and Station 44

    - Cameron Meadows and Johnson Bayou Gas Processing Plants and Separation and Dehydration Facilities at Station 44

22. All rights and related interests owned by TWC or any Subsidiary of TWC in the Vermillion Gas Processing Plant (Collateral)

23. All of the assets of and related interests owned by TWC or any Subsidiary of TWC in the Sulphur Mines Storage Facilities in Calcasieu Parish, Louisiana, including, without limitation, contracts related to these assets between Williams Midstream Natural Gas Liquids, Inc. and various third parties (Collateral)

24. All rights to and related interests owned by TWC or any Subsidiary of TWC, in the contracts related to the Geismar, Louisiana olefins facility and pipelines, including, without limitation, contracts related to these assets between EMT, Williams Midstream Natural Gas Liquids, Inc. and Williams Midstream Marketing & Risk Management, respectively and individually, and various third parties, and all rights to and related interests owned by TWC or any Subsidiary of TWC in the contracts related to olefins storage in Mont Belvieu, Texas, including, without limitation, contracts related to these assets between EMT and various third parties (Collateral)

25. All of the assets of Wiljet, L.L.C. and all of the Equity Interests of Wiljet, L.L.C. owned by TWC or any Subsidiary of TWC, and all of TWC's an! Subsidiaries' of TWC interest in and assets related to the 57 North
    ~ Avenue, Phoenix, Arizona 85043 terminal located in Phoenix and commonly known as the "57th Avenue Terminal" currently leased to Wiljet, L.L.C. (Collateral)

26. All assets related to TWC's or its Subsidiaries' domestic crude oil gathering, blending and marketing business (the "Gathering and Marketing Business"), including, without limitation, all rights to and related interests owned by TWC or a Subsidiary in the Terrebonne (a.k.a. Bayou Black) Pipeline and all contracts related to the Gathering and Marketing Business (Collateral)

                                   Schedule X

                                   COMMITMENTS

                                         TWC                     NWP                  TGPL                   TGT
              Banks                   Commitment             Commitment            Commitment            Commitment
                                   ---------------        ---------------        ---------------      ---------------
Mizuho Corporate Bank, Ltd.        $ 35,500,000.00        $ 35,500,000.00        $ 35,500,000.00      $ 17,750,000.00
The Bank of Nova Scotia              17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
Bank of America, NA.                 17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
Bank One, N.A.                       17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
JPMorgan Chase Bank (f/k/a The
Chase Manhattan)                     17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
Citicorp USA, Inc.                   17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
Commerzbank AG                       17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
Credit Lyonnais New York Branch      17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
National Westminster Bank PLC        17,083,333.33          17,083,333.33          17,083,333.33         8,541,666.67
ABN Amro Bank N.Y.                   14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
Bank of Montreal                     14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
The Bank of New York                 14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
Barclays Bank PLC                    14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
CIBC Inc.                            14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
Credit Suisse First Boston           14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
Royal Bank of Canada                 14,000,000.00          14,000,000.00          14,000,000.00         7,000,000.00
The Bank of Tokyo.Mitsubishi, Ltd.   11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
Fleet National Bank                  11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
Societe Generale                     11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
Toronto Dominion (Texas) Inc.        11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
UBS AG, Stamford Branch              11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
wells Fargo Bank Texas, N.A.         11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
WestLB AG, New York Branch           11,833,333.33          11,833,333.33          11,833,333.33         5,916,666.67
Credit Agricole Indosuez              6,583,333.34           6,583,333.34           6,583,333.34         3,291,666.64
Wachovia Bank, National Association   4,285,714.42           4,285,714.42           4,285,714.42         2,142,857.20
Arab Banking Corporation (B.S.C.)     4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
Bank of China                         4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
Bank of Oklahoma, NA.                 4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
BNP Paribas                           4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
DZ Bank AG                            4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
KBC Bank NV.                          4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
Sumitomo Mitsui Banking
Corporation                           4,125,000.00           4,125,000.00           4,125,000.00         2,062,500.00
RZB Finance, LLC                      2,479,166.68           2,479,166.68           2,479,166.68         1,239,583.33
Commerce Bank, NA.                    2,479,166.68           2,479,166.68           2,479,166.68         1,239,583.33
Suntrust Bank                         2,297,618.93           2,297,618.93           2,297,618.93         1,148,809.45
TOTAL                              $400,000,000.00        $400,000,000.00        $400,000,000.00      $200,000,000.00